Exhibit 3.1

                           UNITED STATES OF AMERICA


                             The State of Michigan


             Michigan Department of Consumer and Industry Services


                               Lansing, Michigan



This is Certify that the annexed copy has been compared by me with the record on file in this Department and that the same is a true copy thereof.

This certificate is in due form, made by me as the proper officer, and is entitled to have full faith and credit given it in every court and office within the United States.
























                                        In testimony whereof, I have hereunto
                                        set my hand, in the City of Lansing,
                                        this 1st day of November, 2001



                                        /s/ Andrew L. Metcalf, Jr., Director
                                        Bureau of Commercial Services

             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU



Date Received                                   (FOR BUREAU USE ONLY)

MAR 15 2000             This document is effective on the date filed, unless
                        a subsequent effective date within 90 days after received date is stated in the document.



Ph. 517-663-2525 Ref #020039            FILED MAR 15 2000
Attn:  Cheryl J. Bixby                  Administrator
MICHIGAN RUNNER SERVICE                 Corp., Securities & Land Dev. Bureau
P.O. BOX 266
Eaton Rapids, MI  48827                 EFFECTIVE DATE

 Document will be returned to the name and address you enter above.
   If left blank document will be mailed to the registered office.
                     ARTICLES OF ORGANIZATION
         For use by Domestic Limited Liability Companies
         (Please read information and instructions on last page)      B 67-453

     Pursuant to the provisions of Act 23, Public Acts of 1993, the undersigned execute the following Articles:

ARTICLE I

The name of the limited liability company is: DaimlerChrysler Financial Services (debis) North America L.L.C.

ARTICLE II

The purpose or purposes for which the limited liability company is formed is to engage in any activity within the purposes for which a limited liability company may be formed under the Limited Liability Company Act of Michigan.

ARTICLE III

The duration of the limited liability company if other than perpetual is:
Perpetual

ARTICLE IV

1. The street address of the location of the registered office is:

   c/o The Corporation Company, 30600 Telegraph Road, Bingham Farms, Michigan     48025
           (Street Address)                           (City)                   (ZIP Code)

2. The mailing address of the registered office if different than above:

     ______________________________________________________________, Michigan  _________
           (Street Address or P.O. Box)               (City)                   (ZIP Code)


3. The name of the resident agent at the registered office is: The Corporation Company

ARTICLE V (Insert any desired additional provision authorized by the Act;
           attach additional pages if needed.)

The business of the limited liability company is to be managed by managers instead of by its member.



                Signed this 15 day of March, 2000

                By   /s/ Silvia M. Kleer
                     ------------------------------------------
                                       (Signature)

                Silvia M. Kleer
                -----------------------------------------------
                                    (Type or Print Name)

              MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                    CORPORATION AND LAND DEVELOPMENT BUREAU


Date Received                                           (FOR BUREAU USE ONLY)

                                        This document is effective on the date filed, unless
                                        a subsequent effective date within 90 days after
                                        received date is stated in the document.

                                        FILED OCT 17 2000    Tran info:  1 3244010-1 10/12/2000
                                                             Chk#:  104026735
                                                             ID:  Amt:  $25.00
                                                             C CORPORATION SYSTEM

                                        Administrator
CT Corporation System,                  MI DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
    Attention:  Kimberly S. Gretel      CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU
30600 Telegraph Road, Suite 3275
Bingham Farms, MI 48025                 EFFECTIVE DATE      December 31, 2005


Document will be returned to the name and address you enter above.
        If left blank document will be mailed to the registered office.

                          CERTIFICATE OF ASSUMED NAME
 For use by Corporations, Limited Partnerships and Limited Liability Companies
          (Please read information and instructions on reverse side)

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The name of the corporation, limited partnership, or limited liability company is:

     DaimlerChrysler Financial Services (debis) North America L.L.C.

2.   The identification number assigned by the Bureau is: B67453

3.   The assumed name under which business is to be transacted is:

     Chrysler Financial

4.   This document is hereby signed as required by the Act.

 COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

            Signed this 3 day of October, 2000

            By  /s/ Christopher A. Taravella
               ----------------------------------------------------
                                 (Signature)

            Christopher A. Taravella                Manager
            -------------------------------------------------------
            (Type or Print Name)              (Type or Print Title)

         -------------------------------------------------------------
         (Limited Partnerships Only - Indicate Name of General Partner if the General Partner is a corporation or other entity)

              MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                         BUREAU OF COMMERCIAL SERVICES


Date Received                                           (FOR BUREAU USE ONLY)

FEB 08 2001                             This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

                                        FILED FEB 08 2001

                                        Administrator
                                        BUREAU OF COMMERCIAL SERVICES
517-663-2525  Ref #  11053
Attn:  Cheryl J. Bixby
MICHIGAN RUNNER SERVICE
P.O. Box 266
Eaton Rapids, MI  48827                 EFFECTIVE DATE

Document will be returned to the name and address you enter above.
        If left blank document will be mailed to the registered office.

           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF ORGANIZATION
                    For use by Limited Liability Companies
          (Please read information and instructions on reverse side)

     Pursuant to the provisions of Act 23, Public Acts of 1993, the undersigned limited liability company executes the following Certificate of
Amendment:

1.   The present name of the limited liability company is:

     DaimlerChrysler Financial Services (debis) North America L.L.C.

2.   The identification number assigned by the Bureau is:          B67453

3.   The date of filing of its original Articles of Organization was:
     March 15, 2000

4. Article _______ of the Articles of Organization is hereby amended to read as follows:

     The name of the limited liability company is: DaimlerChrysler Services North America LLC

5. /_/ The amendment was approved by a majority vote of the members entitled to vote.

     /_/ The amendment was approved by unanimous vote of all of the members entitled to vote.

This Certificate is hereby signed as required by Section 103 of the Act.

                Signed this 7th day of February, 2001

                By    /s/ David H. Olsen
                    --------------------------------------------------------
                          (Signature of Member or Manager)

                                David H. Olsen, Manager
                ------------------------------------------------------------
                                  (Type or Print Name)

              MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                         BUREAU OF COMMERCIAL SERVICES


Date Received                                           (FOR BUREAU USE ONLY)

MAR 27 2001                             This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

                                        FILED MAR 27 2001

                                        CIS Administrator
Michigan Runner Service                 BUREAU OF COMMERCIAL SERVICES
PO Box 266
Eaton Rapids, MI 48827-0266             EFFECTIVE DATE      December 31, 2006

Document will be returned to the name and address you enter above.
        If left blank document will be mailed to the registered office.

                          CERTIFICATE OF ASSUMED NAME
 For use by Corporations, Limited Partnerships and Limited Liability Companies
          (Please read information and instructions on reverse side)

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The name of the corporation, limited partnership, or limited liability company is:

     DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC

2.   The identification number assigned by the Bureau is:        B67453

3.   The assumed name under which business is to be transacted is:

     FREIGHTLINER FINANCIAL

4.   This document is hereby signed as required by the Act.

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

         Signed this 20th day of March, 2001

         By      /s/ David H. Olsen
            ----------------------------------------------------------
                                   (Signature)

                 DAVID H. OLSEN                      MANAGER
         -------------------------------------------------------------
               (Type or Print Name)          (Type or Print Title)

         -------------------------------------------------------------
         (Limited Partnerships Only - Indicate Name of General Partner if the General Partner is a corporation or other entity)

             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
                         BUREAU OF COMMERCIAL SERVICES


Date Received                                           (FOR BUREAU USE ONLY)

JUN 01 2001                             This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

                                        FILED JUN 01 2001

517-663-2525 Ref # 13391
Attn:  Cheryl J. Bixby                  Administrator
MICHIGAN RUNNER SERVICE                 BUREAU OF COMMERCIAL SERVICES
P.O. Box 266
Eaton Rapids, MI 48827                  EXPIRATION DATE       December 31, 2006

Document will be returned to the name and address you enter above.
        If left blank document will be mailed to the registered office.

                          CERTIFICATE OF ASSUMED NAME
 For use by Corporations, Limited Partnerships and Limited Liability Companies
          (Please read information and instructions on reverse side)

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The name of the corporation, limited partnership, or limited liability company is:

     DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC

2.   The identification number assigned by the Bureau is:       B67453

3.   The assumed name under which business is to be transacted is:

     MERCEDES-BENZ CREDIT OF MICHIGAN

4.   This document is hereby signed as required by the Act.

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

        Signed this 9th day of March, 2001

        By      /s/ David Olsen
           ----------------------------------------------------------
                                  (Signature)

               DAVID H. OLSEN                      MANAGER
        -------------------------------------------------------------
          (Type or Print Name)               (Type or Print Title)

        -------------------------------------------------------------
        (Limited Partnerships Only - Indicate Name of General Partner if the General Partner is a corporation or other entity)

              MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                         BUREAU OF COMMERCIAL SERVICES


Date Received                                           (FOR BUREAU USE ONLY)


OCT 29 2001                             This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

                                        FILED OCT 29 2001

517-663-2525 Ref # 16797                Administrator
Attn:  Cheryl J. Bixby                  BUREAU OF COMMERCIAL SERVICES
MICHIGAN RUNNER SERVICE
P.O. Box 266                            EFFECTIVE DATE      11-30-01 (11:58 pm)
Eaton Rapids, MI 48827                  Expiration date for new assumed names:  December 31,
                                        Expiration date for transferred assumed names appear in Item 7

Document will be returned to the name and address you enter above.
        If left blank document will be mailed to the registered office.

                             CERTIFICATE OF MERGER
                    For use by Limited Liability Companies
            (Please read information and instructions on last page)

     Pursuant to the provisions of Act 23, Public Acts of 1993, the undersigned limited liability companies execute the following Certificate of
Merger:

1. The name of each constituent limited liability company and their identification numbers are:

     Chrysler Financial Company L.L.C.                          B32858

     DaimlerChrysler Services North America LLC                 B67453

2. The name of the surviving limited liability company and its identification number is:

     DaimlerChrysler Services North America LLC                 B67453

3.   Check one of the following:

     /_/ There are no changes to be made to the Articles of Organization of the surviving limited liability company.

     /_/ The amendments to the Articles, or a restatement of the Articles, of the surviving limited liability company to be effected by the merger are as follows:





4.   Other provisions with respect to the merger are as follows:

5. Complete only if an effective date is desired other than the date of filing. This date must be no more than 90 days after receipt of this document in this office.

     The  merger shall be effective on the 30th day of November, 2001
     (at 11:58 PM)

6. The Plan of Merger was approved by the members of each constituent limited liability company in accordance with section 702(1).

7. The merger is permitted by the law of the jurisdiction under whose law each foreign constituent company is organized and each foreign constituent company has complied with that law in effecting the merger.

8. The assumed names being transferred to continue for the remaining effective period of the Certificate of Assumed Name on file prior to the merger are:

        Assumed name            LLC transferred from          Expiration date
        ------------            --------------------          ---------------

     _________________________________________________________________________

     _________________________________________________________________________


9.   New assumed names under which business is to be conducted are:

     _________________________________________________________________________

     _________________________________________________________________________


This Certificate is hereby signed as required by Section 103 of the Act.

Signed this 26th day of October, 2001                Signed this 26th day of October, 2001

Chrysler Financial Company L.L.C.                    DaimlerChrysler Services North America LLC
-------------------------------------------          ------------------------------------------
   (Name of Limited Liability Company)                  (Name of Limited Liability Company)


By   /s/ David H. Olsen                              By   /s/ David H. Olsen
  -----------------------------------------            ----------------------------------------
      (Signature of Member or Manager)                      (Signature of Member or Manager)


David H. Olsen, Manager                              David H. Olsen, Manager
------------------------------------------           ------------------------------------------
        (Type or Print Name)                               (Type or Print Name)
